UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2012

THE AES CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100 Arlington, Virginia		22203
(Address of principal executive offices)		(Zip code)

(703) 522-1315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Form 8-K is being filed to reflect the effect of certain presentation changes on the previously filed financial statements of the AES Corporation (“AES” or “the Company”) in its Annual Report on Form 10-K filed with the SEC on February 24, 2012 (the “2011 Form 10-K”). The recast of financial statements presented in this Form 8-K is limited to the items described in Item 8.01 below.

Item 8.01 Other Events

On May 3, 2012, the Company filed its Quarterly Report on Form 10-Q (the “Form 10-Q”) for the quarter ended March 31, 2012, which included the following changes in its financial statement presentation:

•	Red Oak and Ironwood, two generation businesses in the U.S., were presented as discontinued operations upon meeting that criteria in the quarter;

•

A separate consolidated statement of comprehensive income (consecutive to the consolidated statement of operations) was presented upon the adoption of the new accounting guidance on comprehensive income; and

•

Tietê, a 2,663 MW hydro generation business in Brazil, was determined to be a reportable segment based upon the quantitative thresholds that require separate presentation. For financial reporting purposes, this increased the number of the Company’s reportable segments from six to seven. See Note 16—Segment and Geographical Information to the Consolidated Financial Statements for further information. The Company completed the restructuring of its operational management and reporting process during the first quarter of 2012.

In order to reflect these financial statement presentation changes, the Company has attached hereto as Exhibit 99.1 revised presentations of the following sections of its 2011 Form 10-K:

•	Item 1. Business—Overview

•	Item 1. Business—Our Organization and Segments

•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8. Financial Statements and Supplementary Data (including a revised Report of Independent Registered Public Accounting Firm)

•

Schedule I—Condensed Financial Information of Registrant, Schedule II—Valuation and Qualifying Accounts, and Exhibit 12—Calculation of Earnings to Fixed Charges in Item 15. Exhibits and Financial Statement Schedules

All other information in the 2011 Form 10-K remains unchanged. Also filed as Exhibit 23.1 to this Current Report on Form 8-K is the Consent of Independent Registered Public Accounting Firm.

This Current Report on Form 8-K does not reflect events or developments that occurred after February 24, 2012, and does not modify or update the disclosures in any way other than as described above and set forth in the exhibits hereto. Without limiting the foregoing, this filing does not purport to update the information contained in the 2011 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring or known to management. More current information is contained in the Company’s Form 10-Q for the period ended March 31, 2012 and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2011 Form 10-K, the Form 10-Q for the quarter ended March 31, 2012 and other documents filed by the Company with the SEC subsequent to February 25, 2012. Revisions to the 2011 Form 10-K included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the Company’s 2011 Form 10-K.

Attached as Exhibit 101 to this report are the following financial statements from Exhibit 99.1 to this Current Report on Form 8-K formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets at December 31, 2011 and 2010, (ii) the Consolidated Statements of Operations for the years ended December 31, 2011, 2010 and 2009, (iii) the Consolidated Statements of Comprehensive Income for the years ended

December 31, 2011, 2010 and 2009, (iv) the Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009, (v) the Consolidated Statements of Changes in Equity for the years ended December 31, 2011, 2010 and 2009 and (vi) Notes to Consolidated Financial Statements.

Item 9.01 Financial Statements and Exhibits

The following exhibits are included in this Report:

Ex. 23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

Ex. 99.1	Item 1. Business—Overview, Item 1. Business—Our Organization and Segments, Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Financial Statements and Supplementary Data of the Company’s Form 10-K, Item 15. Exhibits and Financial Statement Schedules, Schedule I—Condensed Financial Information of Registrant, Schedule II—Valuation and Qualifying Accounts, and Exhibit 12—Calculation of Earnings to Fixed Charges, as revised.

Ex. 101.INS	XBRL Instance Document (furnished herewith as provided in Rule 406T of Regulation S-T).

Ex. 101.SCH	XBRL Taxonomy Extension Schema Document (furnished herewith as provided in Rule 406T of Regulation S-T).

Ex. 101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document (furnished herewith as provided in Rule 406T of Regulation S-T).

Ex. 101.DEF	XBRL Taxonomy Extension Definition Linkbase Document (furnished herewith as provided in Rule 406T of Regulation S-T).

Ex. 101.LAB	XBRL Taxonomy Extension Label Linkbase Document (furnished herewith as provided in Rule 406T of Regulation S-T).

Ex. 101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document (furnished herewith as provided in Rule 406T of Regulation S-T).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2012

THE AES CORPORATION

By:	/S/ MARY E. WOOD
Name:	Mary E. Wood
Title:	Vice President, & Controller and Interim Chief Financial Officer